UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

BRAVO MULTINATIONAL INCORPORATED
(Name of small business in its charter)

Wyoming	000-53505	85-4068651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) 2020 General Booth Blvd., Suite 230 Virginia Beach, VA 23454

Registrant’s telephone number:

757-306-6090

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

Item 8.01- Voluntary Disclosure of Other Events

On December 20, 2023, Bravo Multinational, Inc. (“BRVO”) entered into a letter of intent to acquire certain assets of Streaming TV, Inc. (“STV”). The purchase price for the assets is $9,760,000, consisting of a convertible promissory note in the amount of $7,760,000 and an assumption of $2,000,000 in STV debt. The promissory note is convertible into the common stock of BRVO based on the December 11, 2023, closing price of BRVO common stock as traded or the OTC Market (pink sheets), which is $.15625. The letter of intent is subject to normal terms of an agreement of that nature.

This transaction, if consummated, will serve as a business foundation for the Company’s planned development of a streaming service called TV-NOW. The assets to be acquired will provide BRVO with the content to offer linear TV, often referred to as traditional broadcast TV as well as an array of on-demand content, including but not limited to, movies, series, shows, concerts, comedy specials, events and more – all at no cost to our viewers. Under the terms of the letter of intent, the transaction is scheduled to close on or before January 17, 2024.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans, and prospects for BRAVO’s business and operations and involve a number of risks and uncertainties. BRAVO’s forward-looking statements in this report are made as of the date hereof and BRAVO disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise. In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995, BRAVO is identifying certain forward-looking information regarding, among other things, the Important factors that could cause further events or results to vary from those addressed in the forward-looking statements, including, without limitation, risks and uncertainties arising from the ability of BRAVO to successfully manage the assets; uncertainties relating to the ability to realize the expected benefits of the business plan; unanticipated or unfavorable regulatory matters; general economic conditions in the industry in which the company operates, and other risk factors as discussed in other BRAVO filings made from time to time with the United States Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 21, 2023	BRAVO MULTINATIONAL INCORPORATED By: /s/Richard Kaiser Name: Richard Kaiser Title: Director/CFO